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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 26, 2007



                               LIZ CLAIBORNE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                  001-10689                     13-2842791
---------------       ------------------------         -------------------
(State or other       (Commission file number)           (I.R.S. Employer
jurisdiction of                                         Identification No.)
 incorporation)



                    1441 BROADWAY, NEW YORK, NEW YORK, 10018
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (212) 354-4900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 26, 2007, the Compensation Committee of the Board of Directors of Liz Claiborne, Inc. (the "Registrant") approved the granting of shares of restricted stock effective as of March 2, 2007 (the "Grant Date") under the stockholder-approved Liz Claiborne, Inc. 2000 Stock Incentive Plan, to the following executive officers:

Name:                    Title:                        Number of Shares:
---------------          ----------------------        ----------------
Trudy F. Sullivan        President                     22,000

Lawrence D. McClure      Senior Vice President;         1,650
                         Human Resources


The shares granted vest in equal increments on each of the first and second Grant Date anniversary.

On February 26, 2007, the Compensation Committee also approved an increase in the salary of Lawrence McClure, from $475,000 to $510,000, such increase to be effective as of March 9, 2007.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LIZ CLAIBORNE, INC.


         Dated: March 2, 2007               By: /s/ Nicholas Rubino
                                                --------------------------------
                                            Name: Nicholas Rubino
                                            Title: Vice President, Deputy
                                                   General Counsel and Secretary